                                                                    EXHIBIT 99.1


OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION MONTHLY SUMMARY REPORT

Debtor's Name:                       Ampace Corporation
                                     -------------------------------------------
Bankruptcy Number:                   98-02772 THRU 98-02773
                                     -------------------------------------------
Date of Confirmation:
                                     -------------------------------------------
Reporting Period (month/year):       August 1999
                                     -------------------------------------------


All disbursements or payments (including payments made under the confirmed plan) made by the Debtor.

                                                                  $784,112.07
                                                              ------------------



Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

9/17/99                                  /s/ David C. Freeman
--------------                           ---------------------------------------
Date                                     Name/Title

Income Statement
Ampace Freightlines, Inc.
August 1999

SALES

            Operating Revenue                                          608,954.11


OPERATING EXPENSES

            Salary, Wages & Employee Benefits                          272,362.18

            Rentals                                                     10,714.00

            Fuel                                                        98,164.24

            Depreciation & Amortization                                 77,248.32

            Operating Supplies & Expenses                               65,639.12

            Insurance & Claims                                          30,266.59

            Operating Taxes & Licenses                                  11,258.84

            General & Administrative                                    15,526.89

            Communication & Utilities                                    5,169.19
                                                                      -----------
                                    TOTAL EXPENSES                     586,349.37
                                                                      -----------
            Net Income from Continuing Operations                       22,604.74
                                                                      -----------


OTHER INCOME & EXPENSES

            Interest Income                                              4,042.39

            Interest Expense                                            (2,449.92)

            Estate Expenses                                            (56,005.16)

            Expenses of Discontinued Operations (a)                    (45,016.88)

            Reorganization Professional Fees & U.S. Trustee Fees       (79,712.55)
                                                                      -----------
                                    TOTAL OTHER INCOME & EXPENSES     (179,142.12)
                                                                      ===========
            Net Income After Taxes                                    (156,537.38)
                                                                      ===========

            (a) Discontinued Operations provided cash of $4,773.74 during August 1999. The $4,773.74 positive cash flow is the net amount of all cash receipts and disbursements associated with Discontinued Operations. Material Discontinued Operations' expenses that did not require cash disbursements included depreciation of fixed assets not being utilized by Ampace's ongoing operations ($12,839) and a write-off of uncollectible accounts receivable ($32,629) for which no reserve had been previously established.

PRELIMINARY - Subject to Audit Adjustments
Interest accrued only on overcollaterized secured debt.

                                  Ampace Freightlines, Inc.
                                        Balance Sheet
                             As of Period Ending August 31, 1999

                                                                Balance
                                                             -------------
ASSETS

------------------- Cash & Equivalents -------------------
Cash - Suntrust                                                  35,778.00
Cash - LaSalle                                                  108,307.02
Money Market                                                  1,160,149.00
Landair Sale Escrow                                              55,000.00
                                                             -------------
                                  Total Cash & Equivalents    1,359,234.02

-------------- Accounts Receivable - Trade ---------------
A/R - Trade                                                     917,973.03
Allowance for Bad Debts                                        (214,668.04)
                                                             -------------
                         Total Accounts Receivable - Trade      703,304.99

-------------- Accounts Receivable - Other ---------------
LT NR Cheshire - Current                                         95,039.91
Excise Taxes                                                     91,712.00
A/R - Ampace Corporation                                          1,900.00
A/R - Owner Operators                                               359.18
A/R - Cash Advance                                               19,823.65
A/R - Miscellaneous                                              18,680.68
Interest Receivable                                               7,552.89
                                                             -------------
                         Total Accounts Receivable - Other      235,068.31

----------------------- Inventory ------------------------
Parts & Shop Inventory - Calhoun                                  5,254.54
Tires Inventory - Calhoun                                         4,743.96
                                                             -------------
                                           Total Inventory        9,998.50

-------------------- Prepaid Expenses --------------------
Prepaid - Taxes & Licenses                                       60,969.70
Prepaid - Insurance                                               2,774.10
Prepaid - Escrows                                               466,215.15
Prepaid - TIC Deposit                                             6,410.07
Prepaid - Comdata Deposit                                        18,595.21
Prepaid - Others                                                    320.68
                                                             -------------
                                    Total Prepaid Expenses      555,284.91

------------------ Other Current Assets ------------------
Current Assets - Other                                           36,180.00
Other Current Assets                                             72,678.00
                                                             -------------
                                Total Other Current Assets      108,858.00

------------------ Property & Equipment ------------------
Land                                                            228,430.25
Structures                                                      548,049.17
Tractors - Owned                                              3,344,046.02
Tractors - Leased                                               156,238.69
Trailers - Owned                                                114,110.36
Trailers - Leased                                             1,603,545.00
Operating Equipment - Other                                     279,210.70
Shop Equipment, Machinery and Storage Trailers                   12,676.00
Furniture & Fixtures                                             10,424.72
Computers Hardware & Software                                   189,961.42
Office Equipment                                                 37,883.91
Automobiles & Vehicles                                            9,247.00
Leasehold Improvements                                              991.20
Accum Depr - Structures                                         (96,796.84)
Accum Depr - Revenue Equip. & Operating Equip                (2,288,250.35)
Accum Depr - Furn. & Fixtures and Non-Revenue Equip            (164,983.79)
Accum Depr - Leasehold Improvements                              (1,051.56)
                                                             -------------
                                Total Property & Equipment    3,983,731.90

-------------- Goodwill & Other Intangibles --------------
Goodwill - Calhoun (Bar J)                                      227,434.05
Non-Competition Agreements                                       35,997.00
Accum Amort - Goodwill                                          (24,288.10)
Accum Amort - Non-Competition                                   (28,000.02)
                                                             -------------
                        Total Goodwill & Other Intangibles      211,142.93

----------------- Other Long-Term Assets -----------------
Deposits                                                        240,825.99
                                                             -------------
                              Total Other Long-Term Assets      240,825.99
                                                             =============
                                              Total ASSETS    7,407,449.55
                                                             =============

LIABILITIES

----------------- Trade Accounts Payable -----------------
Trade-Accounts Payable - Pre-petition                         3,640,971.57
Trade-Accounts Payable - Post-petition                          205,749.63
                                                             -------------
                              Total Trade Accounts Payable    3,846,721.20

-------------------- Accrued Expenses --------------------
Salaries & Wages Payable                                         92,664.96
O/O Payable                                                         964.98
Bonus Payable - Drivers                                           6,476.25
Employee Federal Income Tax                                         758.28
FICA - Employee Withholding                                          37.64
FICA - Employer Payable                                              37.64

Property and Franchise Taxes                                     24,020.00
Accrued Operating Taxes                                           1,094.82
Accrued Fuel Taxes                                                3,402.00
Refunds Due Customers                                               324.40
Interest Payable                                                 17,205.08
Accrued Insurance - Liability                                   159,243.00
Accrued Insurance - Workmen's Comp                               53,079.00
Accrued Insurance - Health                                       30,947.38
O/O Insurance Payable                                               368.88
O/O Escrow                                                        2,200.21
Accrued Professional Fees                                       103,257.32
Accrued Accident Repairs                                          3,500.00
Accrued Expenses - Other                                          5,923.67
                                                             -------------
                                    Total Accrued Expenses      505,505.51

--------------- Non-Current - Pre-petition ---------------
FUTA Payable                                                      2,913.50
Tennessee SUTA Payable                                            2,955.40
Louisiana SUTA Payable                                            3,680.00
North Carolina SUTA Payable                                         317.57
Georgia SUTA Payable                                                321.79
Kansas SUTA Payable                                                  80.00
Operating Taxes Payable                                          71,688.77
Fuel Tax (IFTA) Payable                                          10,917.84
Accrued Rental Turn-in Expense                                  113,326.99
Freight Claims and Duplicate Payments Payable                    89,025.00
Interest Payable                                                103,533.13
Accrued Insurance - Liability                                   415,474.57
Accrued Insurance - Cargo & Damage                               26,387.60
Accrued Insurance - Workmen's Comp                              116,521.19
Other Liabilities                                                18,223.81
Reserve for Missing Leased Trailers                             164,953.12
Reserve for Missing Owned Trailers                               85,000.00
Deferred Gain                                                   155,038.45
Notes Payable                                                 4,017,294.44
LaSalle Line of Credit                                        2,215,000.00
Capital Lease Obligations                                     1,494,635.03
Non-Compete Agreements                                          371,330.76
                                                             -------------
                          Total Non-Current - Pre-petition    9,478,618.96
                                                             -------------
                                         Total LIABILITIES   13,830,845.67
                                                             -------------

EQUITY

------------------ Stockholder's Equity ------------------
Capital Stock                                                     1,000.00
Common Stock                                                     40,601.00
Additional Paid-In Capital                                    5,706,660.02

Retained Earnings - Prior Periods                            (9,419,509.96)
                                                             -------------
                                Total Stockholder's Equity   (3,671,248.94)
                                   Year-to-date Net Income   (2,752,147.18)
                                                             -------------
                                              Total EQUITY   (6,423,396.12)
                                                             -------------
                              Total Liabilities and Equity    7,407,449.55
                                                             =============

Debtor:      Ampace Corporation                              ACCRUAL BASIS -4
Case Number: 98-02772 THRU 98-02773                          Bank: All Accounts

----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                          Month                    Month                    Month
DISBURSEMENTS                            -----------------------------------------------------------------------------
                                                        7/31/99                 08/31/99                   09/30/99
----------------------------------------------------------------------------------------------------------------------
1. Cash - Beginning of Month                         $1,627,827.98           $1,372,930.11                          -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
2. Cash Sales                                                    -                       -                          -
----------------------------------------------------------------------------------------------------------------------
3. Collection of Accounts Receivable                    514,830.18              702,617.29                          -
----------------------------------------------------------------------------------------------------------------------
4. Loans & Advances (Attach List)                                -                       -                          -
----------------------------------------------------------------------------------------------------------------------
5. Sale of Assets                                                -                       -                          -
----------------------------------------------------------------------------------------------------------------------
6. Other ( Attach List)                                   7,733.95               12,798.69                          -
----------------------------------------------------------------------------------------------------------------------
7. Total Receipts                                       522,564.13              715,415.98                          -
----------------------------------------------------------------------------------------------------------------------
8. Total Cash Available                               2,150,392.11            2,088,346.09                          -
----------------------------------------------------------------------------------------------------------------------
                                             CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK NUMBER              DATE                  PAYEE                   PURPOSE                   AMOUNT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
A/P - Check # 137544 -137622                                                                               191,315.73
----------------------------------------------------------------------------------------------------------------------
A/P - Check # 4447                                                                                           3,699.08
----------------------------------------------------------------------------------------------------------------------
A/P -Wires # WRE85107-WRE85138                                                                             580,471.26
----------------------------------------------------------------------------------------------------------------------
             Total A/P Checks and Wires:                                                                   775,486.07
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Payroll Check # 137547-137604                                                                                7,200.96
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Bank service charges                                                                                         1,425.04
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         Total Bank Disbursements                                         $784,112.07
                                         -----------------------------------------------------------------------------
                                         End of Month Balance (Should equal Accrual
                                         Basis-6, line5)                                                $1,304,234.02
----------------------------------------------------------------------------------------------------------------------

Debtor:      Ampace Corporation                                 ACCRUAL BASIS -5
Case Number: 98-02772 THRU 98-02773

----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging
----------------------------------------------------------------------------------------------------------------------
                                     0 - 40 days
                                     old                                                                  $539,977.87
                       -----------------------------------------------------------------------------------------------
                                     41 - 60 days
                                     old                                                                    59,493.87
                       -----------------------------------------------------------------------------------------------
                                     61 - 90 days
                                     old                                                                    21,927.81
                       -----------------------------------------------------------------------------------------------
                                     91+ days old                                                          296,573.48
                       -----------------------------------------------------------------------------------------------
                                     Total Accounts Receivable                                             917,973.03
                       -----------------------------------------------------------------------------------------------
                                     Amount Considered
                                     Uncollectable                                                         214,668.04
                       -----------------------------------------------------------------------------------------------
                                     Accounts Receivable (Net)                                            $703,304.99
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
Aging of Postpetition Accounts Payable
----------------------------------------------------------------------------------------------------------------------
                                            0 - 30       31 - 60         61 - 90          91+             Total
                                             Days          Days           Days            Days
                                     ---------------------------------------------------------------------------------
Accounts Payable                          55,975.45      40,049.58        8,106.40      101,618.20         205,749.63
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes
-------------------------------------------------------------------------------------------------------------------------------
                                                   Beginning         Amount        Amount       Ending Tax      Delinquent
                                                 Tax Liability    Withheld or       Paid          Liability        Taxes
                                                                    Accrued
-------------------------------------------------------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------------------------------------------------------
Withholding**                                     $   758.28      $ 3,033.12      $ 3,033.12     $    758.28
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employee**                                        37.64          150.56          150.56           37.64
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employer**                                        37.64          150.56          150.56           37.64
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                               -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Income                                                     -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Federal Heavy Vehicle Use Tax (b)                   2,567.00        2,567.00        7,700.00       (2,566.00)
-------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                               $ 3,400.56      $ 5,901.24      $11,034.24     $ (1,732.44)
-------------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                                -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Sales                                                      -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Excise                                              8,992.35        2,346.67        6,842.20        4,496.82
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                               -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Real Property                                              -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                                          -               -               -               -
-------------------------------------------------------------------------------------------------------------------------------
State Franchise Taxes (a)                              20.00        3,000.00        3,000.00           20.00
-------------------------------------------------------------------------------------------------------------------------------
Total State and Local                             $ 9,012.35      $ 5,346.67      $ 9,842.20     $  4,516.82
-------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                       $12,412.91      $11,247.91      $20,876.44     $  2,784.38
-------------------------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**Attach photocopies of ORS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(a) Accrued state franchise taxes are offset by franchise tax payments of $36,180 paid on March 15, 1999.

(b) The Federal Heavy Vehicle Use Tax payment of $7,700 paid on August 31, 1999 was for the tax period July 1, 1999 through September 30, 1999.
The $2,566 prepayment balance was reclassed to the asset account Prepaid - Taxes & Licenses on the August 31, 1999 balance sheet.

Debtor:  Ampace Corporation
Case Number:  98-02772 THRU 98-02773

                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total distributions shown for the month, list the amounts paid to insiders (as defined in Section 101(31)
(A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.).

Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------
                                                  INSIDERS
------------------------------------------------------------------------------------------------------------    CUMULATIVE
                                                                           TYPE OF                  AMOUNT        UNPAID
                    NAME                           POSITION                PAYMENT                   PAID         BALANCE
----------------------------------------------------------------------------------------------------------------------------
1. Dave Freeman                               President, CEO           Salary                      $10,384.64
----------------------------------------------------------------------------------------------------------------------------
2. Dave Freeman                               President, CEO           Exp. reimbursement              913.63
----------------------------------------------------------------------------------------------------------------------------
3. Doug Harper                                Board of Directors       Meeting Fee                     200.00
                                              Member
----------------------------------------------------------------------------------------------------------------------------
4. Dave Lyman                                 Board of Directors       Meeting Fee
                                              Member                                                   200.00
----------------------------------------------------------------------------------------------------------------------------
5. Jay Taylor                                 Board of Directors       Meeting Fee
                                              Member                                                   200.00
----------------------------------------------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------------------------------------------
         TOTAL PAYMENTS TO INSIDERS                                                                $11,898.27
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------
                                        TYPE OF             DATE OF COURT ORDER     AMOUNT           AMOUNT     TOTAL PAID
                 NAME                 PROFESSIONAL          AUTHORIZING PAYMENT     APPROVED          PAID        TO DATE
----------------------------------------------------------------------------------------------------------------------------
1. Saul, Ewing, Remick & Saul  LLP     Debtor attorney
   (a)                                                                                             $44,577.52   $304,577.02
----------------------------------------------------------------------------------------------------------------------------
2. Partners For Corporate Renewal      Consultant
                                                                                                    14,779.50    136,787.69
----------------------------------------------------------------------------------------------------------------------------
3. Klehr, Harrison, Harvey,            Creditors attorney
   Branzburg & Ellers LLP                                                                           12,576.08     79,031.54
----------------------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------------------
       TOTAL PAYMENTS TO PROFESSIONALS                                                             $71,933.10   $520,396.25
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                           ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNTS
                                                 SCHEDULED MONTHLY              PAID DURING                TOTAL UNPAID
              NAME OF CREDITOR                      PAYMENTS DUE                    MONTH                  POSTPETITION
----------------------------------------------------------------------------------------------------------------------------
1. Mercedes-Benz Credit Corporation                                              $  17,419.35
----------------------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------------------
8.  Total                                                                        $  17,419.35
----------------------------------------------------------------------------------------------------------------------------

(a) Transferred $91,807 during April from their retainer to pay February and March invoices.
     Additionally, transferred $14,526 during July from their retainer to pay a portion of their May invoice.
     All retainer transfers are included in the Total Paid to Date column.